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                                                                    EXHIBIT (24)



                             THE GORMAN-RUPP COMPANY

                          CERTIFICATE OF THE SECRETARY


     The undersigned hereby certifies that he is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the "Company"), and that the following resolutions were duly adopted by the Company's Board of Directors at a duly noticed and called meeting held on February 22, 2001 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

     RESOLVED, that the officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, the Company's 2000 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

     FURTHER RESOLVED, that Jeffrey S. Gorman, Robert E. Kirkendall and Anthony
R. Moore, and each of them, hereby are appointed attorneys for the Company, with full power of substitution, for and in the name, place and stead of the Company, to sign and file the Company's 2000 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

     FURTHER RESOLVED, that the officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

     IN WITNESS WHEREOF, I have hereunto signed this Certificate as of the 26th day of March, 2001.



                                                /s/ ROBERT E. KIRKENDALL
                                                ------------------------
                                                    Robert E. Kirkendall
                                                    Corporate Secretary
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                                POWER OF ATTORNEY


         The undersigned, The Gorman-Rupp Company (the "Company"), by the undersigned officer of the Company hereunto duly authorized, hereby appoints Jeffrey S. Gorman, Robert E. Kirkendall and Anthony R. Moore, and each of them, as attorneys for the Company, with full power of substitution, for and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 2000 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

       Executed this 26th day of March 2001.


                                                 THE GORMAN-RUPP COMPANY



                                                 BY:  /s/ ROBERT E. KIRKENDALL
                                                      ------------------------
                                                          Robert E. Kirkendall
                                                          Corporate Secretary
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                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

The undersigned Officers and Directors of The Gorman-Rupp Company (the "Company") hereby appoint Jeffrey S. Gorman, Robert E. Kirkendall, and Anthony
R. Moore, and each of them, as attorneys for each of the undersigned, with full power of substitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company's 2000 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 22nd day of February, 2001


/s/ JEFFREY S. GORMAN                  President, Principal Executive Officer
---------------------------------      and Director
    Jeffrey S. Gorman


/s/ KENNETH E. DUDLEY                  Treasurer and Principal Financial
---------------------------------      and Accounting Officer
    Kenneth E. Dudley


 /s/ JAMES C. GORMAN                   Director
 --------------------------------
     James C. Gorman


/s/ WILLIAM A. CALHOUN                 Director
---------------------------------
    William A. Calhoun


/s/ THOMAS E. HOAGLIN                  Director
---------------------------------
    Thomas E. Hoaglin


/s/ CHRISTOPHER H. LAKE                Director
---------------------------------
    Christopher H. Lake


/s/ PETER B. LAKE                      Director
---------------------------------
    Peter B. Lake


/s/ W. WAYNE WALSTON                   Director
---------------------------------
    W. Wayne Walston


/s/ JOHN A. WALTER                     Director
---------------------------------
    John A. Walter